Exhibit 10.2 CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 63000804 v1 RAILCAR MANAGEMENT AGREEMENT Dated as of April 17, 2018 between LONGTRAIN LEASING III, LLC and AMERICAN RAILCAR INDUSTRIES, INC.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. TABLE OF CONTENTS SECTION 1. DEFINED TERMS; RULES OF INTERPRETATION. .......................... 1 Section 1.1 Defined Terms. ..................................................................................................................... 1 Section 1.2 Rules of Interpretation. ......................................................................................................... 6 SECTION 2. ENGAGEMENT OF MANAGER.............................................................. 7 Section 2.1 Appointment; Independent Contractor. ................................................................................ 7 Section 2.2 Standards of Performance. ................................................................................................... 7 Section 2.3 Conflicts of Interest. ............................................................................................................. 7 Section 2.4 Similar Services. ................................................................................................................... 7 SECTION 3. MANAGEMENT TERM. ........................................................................... 8 Section 3.1 Duration of Management Term. ........................................................................................... 8 Section 3.2 Resignation by Manager. ...................................................................................................... 8 Section 3.3 Termination with Respect to an Owner Car Suffering a Casualty Occurrence. ................... 8 SECTION 4. OWNERSHIP AND MARKING OF THE OWNER CARS. .................. 8 Section 4.1 Retention of Title. ................................................................................................................ 8 Section 4.2 Marking of Owner Cars. ....................................................................................................... 9 Section 4.3 Prohibition Against Certain Designations. ........................................................................... 9 Section 4.4 Encumbrances. ..................................................................................................................... 9 Section 4.5 Filings. .................................................................................................................................. 9 SECTION 5. DUTIES OF MANAGER. ......................................................................... 10 Section 5.1 Marketing. .......................................................................................................................... 10 Section 5.2 Lease Obligations. .............................................................................................................. 10 Section 5.3 Billing and Other Information. ........................................................................................... 11 Section 5.4 Defaults by Users; Lease Amendments and Waivers; Subleases. ...................................... 11 Section 5.5 Maintenance. ...................................................................................................................... 12 Section 5.6 Insurance. ........................................................................................................................... 13 Section 5.7 Taxes. ................................................................................................................................. 15 Section 5.8 Compliance with Law; Optional Modification. .................................................................. 15 Section 5.9 Licenses. ............................................................................................................................. 16 Section 5.10 Transportation. ................................................................................................................... 16 Section 5.11 Records and Information. ................................................................................................... 16 Section 5.12 Owner Car Hire Relief. ...................................................................................................... 16

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Section 5.13 Other Services. ................................................................................................................... 16 Section 5.14 Limitation on Authority...................................................................................................... 17 Section 5.15 Appraisals. .......................................................................................................................... 17 Section 5.16 Performance of Maintenance and Other Services; Expenses. ............................................ 17 Section 5.17 Manager Advances. ............................................................................................................ 17 Section 5.18 Nonpetition Covenant......................................................................................................... 18 SECTION 6. REPRESENTATIONS AND WARRANTIES. ....................................... 18 Section 6.1 Representations and Warranties of Owner and Manager ................................................... 18 Section 6.2 Reserved. ............................................................................................................................ 19 SECTION 7. REPORTS AND INSPECTION; OPERATING EXPENSES AND OTHER EXPENDITURES. ...................................................................... 19 Section 7.1 Monthly Reports. ................................................................................................................ 19 Section 7.2 Inspection of the Owner Cars and Records. ....................................................................... 19 Section 7.3 Additional Information. ...................................................................................................... 19 Section 7.4 Financial Information. ........................................................................................................ 19 Section 7.5 Officer’s Certificates. ......................................................................................................... 20 SECTION 8. COMPENSATION AND REIMBURSEMENT OF MANAGER. ........ 20 Section 8.1 Compensation of Manager. ................................................................................................ 21 Section 8.2 Fees for Certain Parties and Management Fee. .................................................................. 21 Section 8.3 Operating Expenses. ........................................................................................................... 21 SECTION 9. LOSS, DAMAGE OR SALE OF OWNER CARS; REPLACEMENT OF OWNER CARS.................................................................................... 22 Section 9.1 Loss or Damage. ................................................................................................................. 22 Section 9.2 Sale. .................................................................................................................................... 22 Section 9.3 Replacement; Adding and Terminating Owner Cars. ......................................................... 23 SECTION 10. TRANSACTIONS WITH AFFILIATES. ............................................... 23 SECTION 11. RETURN OF OWNER CARS UPON EXPIRATION OF MANAGEMENT TERM. ......................................................................... 23 SECTION 12. INDEMNIFICATION. .............................................................................. 24 Section 12.1 Indemnification By Owner. ................................................................................................ 24 Section 12.2 Indemnification by Manager. ............................................................................................. 24 Section 12.3 Claims Excluded. ............................................................................................................... 25 Section 12.4 Third Person Claims. .......................................................................................................... 25 Section 12.5 Cooperation. ....................................................................................................................... 26

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Section 12.6 Survival. ............................................................................................................................. 26 SECTION 13. MANAGER TERMINATION EVENT; REMEDIES. .......................... 26 Section 13.1 Manager Termination Event. .............................................................................................. 26 Section 13.2 Remedies Upon Manager Termination Event. ................................................................... 28 Section 13.3 Remedies Cumulative......................................................................................................... 29 Section 13.4 Merger or Sale. ................................................................................................................... 30 SECTION 14. FORCE MAJEURE. .................................................................................. 30 SECTION 15. ENTIRE AGREEMENT; MODIFICATION AND WAIVER. ............. 30 SECTION 16. COMMUNICATIONS. ............................................................................. 31 SECTION 17. CONSTRUCTION AT OWNER’S EXPENSE. ...................................... 31 SECTION 18. GOVERNING LAW. ................................................................................. 32 SECTION 19. SEVERABILITY. ...................................................................................... 32 SECTION 20. SUCCESSORS AND ASSIGNS. .............................................................. 32 SECTION 21. THIRD PARTY BENEFICIARIES. ........................................................ 32 SECTION 22. COUNTERPARTS. ................................................................................... 33 SECTION 23. CONSENT TO JURISDICTION. ............................................................ 33 SECTION 24. LIMITATION ON LIABILITY; NONRECOURSE. ............................. 33 SECTION 25. WAIVER OF JURY TRIAL. .................................................................... 34 SECTION 26. NO BANKRUPTCY PETITION. ............................................................. 34 Exhibit A - Owner Cars as of the Closing Date Exhibit B - Form of Owner Car Addition/Termination Notice Exhibit C - Form of Monthly Report

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. RAILCAR MANAGEMENT AGREEMENT This Railcar Management Agreement (as amended, modified or supplemented from time to time in accordance with the terms hereof, this “Agreement”), dated as of April 17, 2018 (the “Effective Date”) is between LONGTRAIN LEASING III, LLC, a Delaware limited liability company (herein “Owner”) and AMERICAN RAILCAR INDUSTRIES, INC., a North Dakota corporation (herein either “Manager” or “ARI”). W I T N E S S E T H: WHEREAS, Owner owns the Owner Cars; WHEREAS, ARI is engaged in the business, among others, of managing railcars; WHEREAS, Owner previously engaged American Railcar Leasing LLC, a Delaware limited liability company (“ARL”) to manage Owner’s railcars pursuant to that certain Railcar Management Agreement, between ARL and Owner, dated as of January 29, 2015 (the “Initial Management Agreement”); WHEREAS, Owner and the Indenture Trustee (acting at the direction of the Requisite Majority) have consented to the termination of the Initial Management Agreement and the entry into this Agreement by the Owner and ARI; and WHEREAS, Owner desires to retain ARI as manager to manage, on Owner’s behalf, the Owner Cars and certain aspects of the Leases related to such Owner Cars, and Manager desires to accept such engagement, on the terms and subject to the conditions set forth herein; NOW, THEREFORE, the parties hereto, desiring legally to be bound, agree as follows: SECTION 1. DEFINED TERMS; RULES OF INTERPRETATION. Section 1.1 Defined Terms. Capitalized terms used in this Agreement shall have the respective meanings assigned to such terms below or otherwise herein or, if not defined below or otherwise herein but defined in the Indenture (as defined herein), then in the Indenture. “AAR” shall mean the Association of American Railroads and any successor association or associations. “Account Bank” shall mean U.S. Bank National Association or such other bank as may be designated pursuant to the Administration Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 2 “Administration Agreement” shall mean, individually and collectively, the Initial Administration Agreement and any New Administration Agreement, provided that upon and following the Owner’s withdrawal as Tranche II Owner from the Initial Administration Agreement, it shall mean only the New Administration Agreement. “Adjusted Value” shall have the meaning set forth in the Indenture. “Affiliate” of, or a Person “affiliated” with, a specified Person, is a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For the purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. “Agreement” shall have the meaning set forth in the initial paragraph hereof. “ARI” shall have the meaning set forth in the initial paragraph hereof. “ARL” shall have the meaning set forth in the recitals hereto. “Authorized Officer” shall mean, with respect to any matter, any officer of or other Person representing Owner or Manager, as the case may be, who is authorized to act for that party with respect to the applicable matter. “Business Day” shall have the meaning set forth in the Indenture. “Casualty Occurrence” shall have the meaning set forth in the Indenture. “Claim” shall have the meaning set forth in Section 12.1 hereof. “Closing Date” shall mean January 29, 2015. “Collections Account” shall have the meaning set forth in the Indenture. “Conflicts Standard” shall have the meaning set forth in Section 2.3 hereof. “Consolidated Tangible Net Worth” shall mean, as of any date of determination, for the Manager and its Subsidiaries on a consolidated basis, Shareholders’ Equity of the Manager and its Subsidiaries on such date minus the Intangible Assets of the Manager and its Subsidiaries on such date; provided that the calculation of Consolidated Tangible Net Worth shall exclude any unrealized adjustments, whether positive or negative, resulting from interest rate protection agreements or swap contracts in respect of currency hedging entered into in the ordinary course of business.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 3 “Determination Date” shall have the meaning set forth in the Indenture. “Dollars” or “$” shall mean lawful money of the United States of America. “Effective Date” shall have the meaning set forth in the initial paragraph hereof. “Encumbrance” shall have the meaning set forth in the Indenture. “Encumbrance Claim” shall have the meaning set forth in Section 4.4 hereof. “Environmental Law” shall mean all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations relating to human health, safety, natural resources, or the environment or the generation, use, treatment, transport, handling, storage, disposal, or release of any materials into the environment, including, but not limited to, CERCLA, RCRA, the Clean Air Act, the Clean Water Acts, the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et seq.), and the Toxic Substances Control Act (15 U.S.C. Sections 2601 et seq.), and the regulations promulgated pursuant to any of the foregoing and similar state and local statutes. “Excluded Expenses” means (a) salary, bonuses, company cars and benefits of the Manager’s employees, (b) office, office equipment and office rental expenses of the Manager, (c) telecommunications expenses of the Manager, (d) taxes on the income, receipts, profits, gains, net worth or franchise of the Manager and payroll, employment and social security taxes for employees of the Manager, (e) any and all financing costs (including interest and fees) relating to any indebtedness of the Manager, and (f) all other overhead expenses of the Manager. “GAAP” shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof consistently applied as to the party in question. “Governmental Authority” shall mean any federal, state, local or foreign government or any court, agency, authority, instrumentality or regulatory body thereof. “Hazardous Substance” shall mean any hazardous substance, pollutant, contaminant, waste, or material designated, regulated, or defined under or with respect to which any requirement or liability may be imposed pursuant to any Environmental Law. “Impositions” shall have the meaning set forth in Section 5.7 hereof. “Indenture” shall mean the Indenture, dated as of January 29, 2015, between the Owner and the Indenture Trustee, as supplemented or amended from time to time. “Indenture Trustee” shall mean U.S. Bank National Association or any permitted successor thereto in such capacity under and pursuant to the Indenture.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 4 “Initial Administration Agreement” shall mean the Amended and Restated Lease Administration Agreement, dated as of October 2, 2006, among Owner, the other Tranche II Owners (as defined therein) identified therein, ARL Lease Administrators, LLC, ARL, and the Account Bank. “Initial Lease Administrator” shall mean ARL Lease Administrators LLC, a Delaware limited liability company. “Intangible Assets” shall mean assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs. “Lease” shall have the same meaning set forth in the Indenture. “Lease Administrator” shall mean, individually and collectively, the Initial Lease Administrator and any New Lease Administrator, provided that upon and following the Owner’s withdrawal as Tranche II Owner from the Initial Administration Agreement, it shall mean only the New Lease Administrator. “Maintenance” shall have the meaning set forth in Section 5.5 hereof. “Management Fee” shall have the meaning set forth in Section 8.2 hereof. “Management Term” shall have the meaning set forth in Section 3.1 hereof. “Manager” shall have the meaning set forth in the initial paragraph hereof. “Manager Advance” shall mean any funds that the Manager advances to the Owner with respect to delinquent rental payments in respect of the Owner Cars provided that (i) the Manager, reasonably and in good faith, considers such amounts to be recoverable from the User under the Lease and (ii) the aggregate amount of such Manager Advances outstanding at any point in time does not exceed an amount equal to the lesser of (x) fifty percent (50%) of the then unpaid balance of all of the Owner’s rental receivables which are delinquent (but less than sixty (60) days delinquent) and (y) one percent (1%) of the then aggregate Adjusted Value. “Manager Indemnified Persons” shall have the meaning set forth in Section 12.2 hereof. “Manager Malfeasance” shall have the meaning set forth in Section 4.4 hereof. “Material Adverse Effect” shall mean a material adverse effect on the ability of Owner or Manager to perform any of its obligations hereunder. “Monthly Report” shall mean a report substantially in the form of Exhibit C hereto.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 5 “New Administration Agreement” shall mean any Lease Administration Agreement among ARI, the New Lease Administrator, and the other parties set forth therein. “New Lease Administrator” shall mean ARI or a Subsidiary of ARI. “Officer’s Certificate” shall mean, with respect to any Person, a certificate signed by an Authorized Officer of such Person. “Operating Expense” shall have the meaning set forth in Section 8.3 hereof. “Other Railcar” shall have the meaning set forth in Section 2.3 hereof. “Owner” shall have the meaning set forth in the initial paragraph hereof. “Owner Cars” shall mean the covered hopper and tank railcars listed on Exhibit A hereto plus any railcars that replace such railcars pursuant to Section 9.3(a) plus any railcars that are added to coverage under this Agreement as a result of delivery of a notice from Owner to Manager to such effect pursuant to Section 9.3(b) less any railcars that are subject to a Casualty Occurrence less any railcars that are terminated from coverage under this Agreement as a result of delivery of a notice from Owner to Manager to such effect pursuant to Section 9.3(b). “Owner Indemnified Persons” shall have the meaning set forth in Section 12.1 hereof. “Owner Encumbrance Claim Amount” shall have the meaning set forth in Section 4.4 hereof. “Payment Date” shall have the meaning set forth in the Indenture. “Permitted Encumbrances” shall have the meaning set forth in the Indenture. “Permitted Lessees” shall have the meaning set forth in the Indenture. “Person” shall mean any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies. “Railroad Mileage Credits” shall mean the cash credits the registered owners of the ARI Marks receive from the railroads based on railcar mileage traveled over track owned by the railroads. “Regulatory Authorities” shall mean the Office of the Registrar General of Canada, the United States Surface Transportation Board, the United States Department of Transportation, the United States Department of Labor, the AAR or any other Governmental Authority or industry agency or authority which has proper jurisdiction to regulate the ownership, leasing, operation, maintenance or use of the Owner Cars.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 6 “Required Modification” shall have the meaning set forth in the Indenture. “Services Standard” shall mean, with respect of the performance of any relevant action, duty or obligation of the Manager hereunder, performance at a level of care and diligence consistent with generally accepted industry standards and which are at least equal to the efforts used by Manager in its management of Other Railcars and which in all instances comply with the Conflicts Standard. “Shareholders’ Equity” shall mean, as of any date of determination, the consolidated shareholders’ equity of the Manager and its Subsidiaries as of that date determined in accordance with GAAP. “Successor Manager” shall have the meaning set forth in Section 13.2(a) hereof. “User” shall mean any shipper, railroad or other party not an Affiliate of Owner or Manager who uses an Owner Car pursuant to a Lease. Section 1.2 Rules of Interpretation. For purposes of this Agreement (including any Exhibit hereto), unless otherwise specified herein: (a) accounting terms used and not specifically defined herein shall be construed in accordance with GAAP; (b) the term “including” means “including without limitation,” and other forms of the verb “to include” have correlative meanings; (c) references to any Person include such Person’s permitted successors (and references to any Governmental Authority include any Person succeeding to such Governmental Authority’s functions); (d) in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (e) the words “hereof”, “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (f) the term “or” means “and/or”, as applicable; (g) the meanings of defined terms are equally applicable to the singular and plural forms of such defined terms;

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 7 (h) references to “Section” or “Exhibit” herein are references to Sections and Exhibits in this Agreement; (i) the various captions (including any table of contents) are provided solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement; (j) references to any statute or regulation refer to that statute or regulation as amended from time to time, and include any successor statute or regulation of similar import; and (k) all references to any contract, document or agreement shall mean such contract, document or agreement as amended, supplemented, restated and otherwise modified and in effect from time to time. SECTION 2. ENGAGEMENT OF MANAGER. Section 2.1 Appointment; Independent Contractor. Owner hereby engages ARI as Manager to manage, operate, market, store, lease, re-lease, sublease, service, repair, overhaul, replace, and maintain the Owner Cars on behalf of Owner and grants to Manager the authority to do and arrange for any of the foregoing, including entering into agreements and arrangements in furtherance thereof on behalf of Owner, all on the terms and conditions set forth herein, and Manager hereby accepts such engagement. In this regard, Manager will act as an independent contractor on behalf of Owner and not as an agent or employee of Owner or any other Person. Nothing contained herein shall obligate Owner to pay any taxes for or on behalf of Manager or otherwise be responsible for the debts and obligations of Manager except as expressly provided in this Agreement. Nothing contained herein shall obligate Manager to be responsible for the debts and obligations of Owner except as expressly provided in this Agreement. Section 2.2 Standards of Performance. All of the duties and obligations of Manager under this Agreement with respect to the Owner Cars shall be performed consistently with the Services Standard. The duties and obligations of Manager are limited to those expressly set forth in this Agreement, and Manager will not have any fiduciary or other duties or obligations, implied or otherwise, to Owner or any other Person. Except to the extent expressly provided herein, Manager shall not be obligated to take any action or perform any activity under this Agreement that would exceed the Services Standard, nor shall Manager be liable to Owner or any other Person for any failure to take such excess action or perform such activity. Section 2.3 Conflicts of Interest.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 8 Manager shall perform its duties and obligations under this Agreement on a fair and equitable basis. Without prejudice to the generality of the foregoing or to the duties and obligations of Manager referred to in Section 2.2, to the extent that any particular railcar under ARI’s management other than an Owner Car (any such other railcar, an “Other Railcar”) is substantially similar in terms of objectively identifiable characteristics that are relevant for purposes of the particular services to be performed, Manager will not discriminate between an Owner Car and any such Other Railcar on any basis that could reasonably be considered discriminatory or adverse to Owner or the Owner Cars. The foregoing shall be referred to herein as the “Conflicts Standard”. Section 2.4 Similar Services. It is expressly understood and agreed that nothing herein shall be construed to prevent, prohibit or restrict Manager or any Affiliate of Manager from providing the same or similar services as those provided under this Agreement to any other Person or from manufacturing, selling, owning, leasing, managing or otherwise dealing in Other Railcars; provided that no such activity shall in any way diminish the obligations of Manager hereunder. SECTION 3. MANAGEMENT TERM. Section 3.1 Duration of Management Term. The term of Manager’s duties hereunder (the “Management Term”) shall commence as of the Effective Date and, subject to the provisions of Sections 3.3 and 13, shall continue until terminated by Owner as provided herein. Except as set forth in Section 13, the rights and obligations of ARI as the Manager hereunder may not be terminated by, or on behalf of, Owner for any reason prior to payment of all outstanding secured indebtedness of the Owner. After payment of all secured indebtedness of the Owner, the Owner may terminate this Agreement upon sixty (60) days’ prior written notice to the Manager and the Manager may terminate this Agreement upon one-hundred and eighty (180) days’ prior written notice to the Owner. Section 3.2 Resignation by Manager. ARI may not resign from its obligations and duties as Manager hereunder, except (a) with the prior written consent of Owner and the Indenture Trustee (acting at the direction of the Requisite Majority) or (b) upon a determination that Manager’s performance of such duties is no longer permissible under applicable law. Any such determination permitting the resignation of Manager pursuant to clause (b) above shall be evidenced by an opinion of independent counsel, in form and substance reasonably satisfactory to Owner and the Indenture Trustee (acting at the direction of the Requisite Majority), to such effect delivered to Owner. No such resignation will become effective until a Successor Manager (as defined in and appointed in accordance with the provisions in Section 13.2) has assumed the resigning Manager’s obligations and duties under this Agreement in accordance with the terms hereof.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 9 Section 3.3 Termination with Respect to an Owner Car Suffering a Casualty Occurrence. Notwithstanding any other provisions of this Agreement to the contrary, the Management Term and all duties and obligations of Manager hereunder shall terminate with respect to any Owner Car that suffers a Casualty Occurrence as of the date of such Casualty Occurrence; provided, however, that the Manager shall have the continued obligation to pursue any insurance or other claim arising out of such Casualty Occurrence and to collect and enforce the collection of Lease rentals and other required payments during the pendency of the resolution of the Casualty Occurrence or thereafter, as applicable. In the event that any Railcar shall suffer a Casualty Occurrence, the Issuer shall (or shall cause the Manager to) in each Monthly Report fully inform the Indenture Trustee of each such occurrence that Issuer became aware of during the month covered by such Monthly Report. SECTION 4. OWNERSHIP AND MARKING OF THE OWNER CARS. Section 4.1 Retention of Title. Owner shall at all times retain full legal and equitable title to the Owner Cars, notwithstanding the management thereof by Manager hereunder. Manager shall not make reference to or otherwise deal with or treat the Owner Cars in any manner except in conformity with this Section 4.1. Section 4.2 Marking of Owner Cars. Initially, the existing reporting marks and car numbers currently on the Owner Cars shall not be changed. However, Manager shall cause such changes to be made to any Owner Cars without prior notice to Owner and at Owner’s expense, if, in Manager’s reasonable opinion, such changes from time to time are required by applicable law or the rules or regulations of any Regulatory Authority or are necessary to maintain the interest of Owner in such Owner Cars (and Manager shall in any case concurrently notify the Owner and the Indenture Trustee of any such changes to the extent they would require amendment to any existing lien filings or recordations in order to maintain the effectiveness of such filings or recordations under applicable law). Section 4.3 Prohibition Against Certain Designations. Manager will not permit the name of any person, firm, association, corporation or other entity to be placed on the Owner Cars as a designation that might be interpreted as a claim of ownership; provided, however, that Manager may cause the Owner Cars to be lettered with the names or initials or other insignia customarily used for convenience of identification or with the names of Users as permitted or required under Leases; and provided, further, that it is understood that the existing reporting marks for the Owner Cars include the letters “SHQX” and “AMFX”. Section 4.4 Encumbrances.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 10 Manager will promptly pay or discharge any and all sums claimed by any party which, if unpaid, might become a lien, charge, security interest or other encumbrance upon or with respect to any Owner Car, including any accession thereto, or any part thereof or the interest of Owner therein, other than Permitted Encumbrances (any of the foregoing an “Encumbrance Claim”), and will promptly discharge any such Encumbrance Claim, that arises; provided, however, that Manager shall be under no obligation to pay or discharge any Encumbrance Claim so long as it is contesting the validity thereof in good faith in a reasonable manner and by appropriate legal proceedings and the nonpayment thereof does not, in Manager’s reasonable opinion, adversely affect the title, property or rights of Owner or any assignee thereof and is otherwise in compliance with any obligations or duties of the Owner or the Manager referred to in the definition of Permitted Encumbrance in the Indenture; and provided, further, that Manager shall not be required to pay or discharge any Encumbrance Claim (a) except to the extent that it results from an act or omission by Manager with respect to which Manager would not be entitled to indemnification pursuant to Section 12 (“Manager Malfeasance”) or (b) unless prior to such payment or discharge, Manager receives from Owner the amount thereof (the “Owner Encumbrance Claim Amount”) and any amount to be paid by Owner pursuant to this clause (b) shall be treated as an Operating Expense (as defined below). If any Encumbrance Claim shall have (x) resulted from Manager Malfeasance and (y) been paid by Owner, then Manager shall reimburse Owner, upon presentation of an invoice therefor. Section 4.5 Filings. During the Management Term, Manager will prepare, execute, acknowledge, deliver, file, register and record (and will refile, re-register or re-record whenever required) any and all instruments for the purpose of (i) protecting Owner’s title in the Owner Cars, and (ii) maintaining the perfection and priority of the Security Interest of the Indenture Trustee in the Collateral in accordance with the terms of the Indenture. The Manager will promptly deliver to the Owner and the Indenture Trustee evidence of the filing made in accordance with the preceding sentence. Such filings shall include the preparation and filing of (a) appropriate AAR interchange agreements with respect to the Owner Cars (including any replacements therefor delivered pursuant to Section 9.3(a)), (b) the registration of each Owner Car in The Official Railway Equipment Register (such registration directing that correspondence from railroads relating to Owner Cars be addressed to Manager) and (c) such reports as may be required from time to time by law or by any Governmental Authority. All amounts expended by Manager pursuant to and in accordance with this Section 4.5 shall constitute an Operating Expense. SECTION 5. DUTIES OF MANAGER. Subject to the terms and provisions hereof, Manager shall provide or arrange for the provision of the services specified in this Section 5 to, and on behalf of, Owner during the Management Term. The parties hereto acknowledge and agree that if an Owner Car is then subject to a Lease, the User under such Lease may undertake certain of the obligations set forth in Sections 5.5, 5.6 and 5.7. To the extent any of such services shall also be provided by or on behalf of Manager

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 11 with respect to Other Railcars, Manager shall comply with the Services Standard and Section 2.3. Section 5.1 Marketing. During the Management Term, Manager shall, consistent with the Services Standard, keep the Owner Cars under Leases with Permitted Lessees selected on a nondiscriminatory basis. In addition, Manager shall, consistent with the Services Standard, negotiate the terms and conditions of such Leases; provided that such terms and conditions of such Lease must comply with the provisions of Section 5.03(f) of the Indenture and be consistent with those of Leases for the Other Railcars and, in any event, must comply with then generally accepted industry standards. In furtherance thereof, Manager shall cause its employees and agents involved in the day-to-day marketing and re-leasing of railcars under ARI’s management to perform their respective responsibilities without any distinction between Owner Cars and Other Railcars, except to the extent required by this Agreement or the Administration Agreement. The Manager shall forward to the Collateral Agent an executed counterpart of each Lease in accordance with the terms of the Collateral Agency Agreement. Notwithstanding the foregoing or anything contained in the Collateral Agency Agreement, if the Manager cannot locate original executed Leases, it may alternatively provided to the Collateral Agent a schedule identifying such Leases or copies of such Leases. Section 5.2 Lease Obligations. Manager shall, consistent with the Services Standard, perform or cause to be performed its obligations hereunder and the obligations of the Owner as lessor under a Lease, in a manner consistent with the requirements of the relevant Leases; provided, however, and notwithstanding (a) any breach or default by any Person hereunder or (b) anything to the contrary contained herein, that nothing contained herein shall obligate Manager or any of its Affiliates (other than Owner) to (x) make or guaranty the payment of amounts due as rent under any Lease or any variation thereof, (y) be otherwise responsible, as a guarantor or otherwise, for any of the foregoing or any other obligation or liability of any Person (other than the Manager) to any other Person, or (z) indemnify any Person for any of the foregoing. Section 5.3 Billing and Other Information. During the Management Term and for so long as Owner is a party to the Administration Agreement, Manager shall furnish to the Lease Administrator all such information as may be necessary to enable the Lease Administrator to (a) bill, on behalf of Owner and Manager, for all rentals and other sums due to Owner and Manager with respect to the Owner Cars, including insurance benefits and railroad, User or other indemnity payments in the event of damage to, or loss or destruction of, all or any of the Owner Cars, (b) audit and direct disbursement by the Account Bank under the Administration Agreement of mileage allowance reports and payments

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 12 with respect to the Owner Cars, and (c) perform when due the Lease Administrator’s other obligations under the Administration Agreement. Section 5.4 Defaults by Users; Lease Amendments and Waivers; Subleases. (a) In the event of any breach or default by a User under a Lease, Manager shall, consistent with the Services Standard, take such action, in the name of Owner, with respect to such defaulted Lease including (i) the termination of such Lease as to any or all Owner Cars subject thereto, (ii) the recovery of possession of any or all Owner Cars subject thereto, and (iii) the enforcement of any other rights or remedies of Owner under such Lease, including the right to payment of any rent or other amounts owed by the User under such Lease. In furtherance of the foregoing, Manager shall, consistent with the Services Standard, (x) institute and prosecute such legal proceedings in the name of Owner as is permitted by applicable law in order to accomplish the foregoing, (y) settle, compromise or terminate such proceedings, or (z) reinstate such Lease; provided that Manager shall not be required to take any such action if, in the exercise of its reasonable commercial judgment, Manager would not take such action if such Owner Cars were Other Railcars. All amounts expended by Manager in connection with the performance of its obligations pursuant to the provisions of this Section 5.4, after reduction of such amounts for enforcement costs actually received by Manager pursuant to the terms of the related Leases, shall be Operating Expenses. Owner reserves the right to take, upon written notice to Manager, in its sole discretion, any or all of the actions described in this Section 5.4 directly in its own name and on its own behalf. In such event Manager, at Owner’s expense, shall cooperate with Owner and provide Owner with such assistance as Owner may reasonably request. For the avoidance of doubt, to the extent that such enforcement benefits a lessor of Other Railcars that are leased under the same Lease as Owner Railcars, only the portion of such costs described in this subsection (a) that are allocable to the Owner Railcars shall constitute an Operating Expense. (b) In performing its obligations hereunder, Manager may, acting in the name of Owner and without the necessity of obtaining the prior consent of Owner or any other Person, grant consents or enter into and grant modifications, waivers and amendments to the terms of any Lease except for (i) consents, modifications, waivers or amendments that are inconsistent with the Services Standard or (ii) based on the facts and circumstances in existence at such time, Manager reasonably believes could have a Material Adverse Effect. Promptly upon the execution of any such consent, modification, waiver or amendments, Manager shall forward a copy of such documents to Owner and the Indenture Trustee (c) The Manager shall not grant any request from a User in respect of a Lease to sublease an Owner Car unless such sublease contains provisions pursuant to which such sublease is expressly subject and subordinate to the terms of the related Lease, and such sublease would not directly cause the Owner to violate the Concentration Limit relating to Lessees. Section 5.5 Maintenance.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 13 Manager shall, consistent with the Services Standard, cause the Owner Cars to be maintained in good operating order and good physical condition for railcars of similar age and condition, normal wear and tear excepted (“Maintenance”). The standard for Maintenance shall be consistent with the Services Standard and shall be the highest of the following: (a) any standard required or set forth for the Owner Cars or railcars of a similar class by law or by any applicable Regulatory Authority, including the Field Manual of the AAR Interchange Rules; (b) any standard, requirement or term of doing business with or utilizing the services of a Class I Railroad if the Owner or the Manager on the Owner’s behalf elects to comply with such standard, requirement or term; (c) any standard set by Manager for all railcars under its management of similar type, model and age; (d) with respect to the Owner Cars leased to each User, any standard set forth in the related Lease and (e) applicable requirements in the Indenture. All amounts expended by Manager for Maintenance of the Owner Cars, after reduction of such amounts for maintenance payments actually received by Manager pursuant to the terms of any related Lease, shall be Operating Expenses. Manager agrees that unless such expenditures are required pursuant to the provisions of Section 5.8, expenditures for Maintenance in excess of those expenditures that Manager, in the exercise of its reasonable commercial judgment, would make if the relevant Owner Cars were Other Railcars, shall not be made without the prior written consent of Owner. No action shall be taken by Manager pursuant to this Section 5.5, regardless of cost, the effect of which shall reduce the value or utility of any Owner Car without the prior written consent of Owner. Maintenance shall include all maintenance, repairs, servicing, painting, alterations, modifications, improvements or additions to the Owner Cars in order to meet any of the foregoing standards or otherwise that Manager determines are necessary or desirable to increase or maximize revenues earned by the Owner Cars and that Manager would take if such Owner Cars were Other Railcars. Manager shall also periodically inspect such Owner Cars as it deems reasonably necessary in order to determine whether the Owner Cars are being properly used and maintained and shall notify Owner promptly upon obtaining actual knowledge of (x) the loss or destruction of, or damage beyond repair to, any Owner Car, (y) the occurrence of any other event that would cause any Owner Car to be taken out of service for more than forty-five (45) consecutive days, or (z) the imposition of any new law or any rules or regulations by any Regulatory Authority that may have a material impact on Owner’s revenues or expenses relating to the Owner Cars. The Manager shall maintain in all material respects all records, logs and other materials required to be maintained by the relevant standards of any Governmental Authority having jurisdiction over the Owner Cars. Section 5.6 Insurance. (a) Manager shall obtain, with respect to the Owner Cars, policies of such insurance and against such risks as are maintained by Manager from time to time with respect to the Other Railcars or are otherwise consistent with the Services Standard. The policies of insurance shall include coverage for casualty, public liability and property damage, including pollution coverage, for all losses related to the Railcars and their cargo, including clean-up costs and legal

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 14 defense costs, subject, in each case, to compliance with certain insurance-related provisions in the Leases, in the Indenture, and in other provisions of this Section 5.6. Such insurance shall be in addition to any insurance provided by a User pursuant to the terms of any lease to which such Owner Car is then subject. Owner reserves the right to request Manager to provide or obtain insurance in addition to the insurance provided pursuant to the preceding sentence, which insurance the Manager shall use reasonable efforts to obtain or provide. All insurance obtained by Manager with respect to the Owner Cars may (to the extent reasonably practicable unless Owner or the Indenture Trustee objects) be maintained under policies of insurance that Manager obtains for itself and the Other Railcars, so long as Owner and the Indenture Trustee, for the benefit of the Noteholders, are named as additional insureds and loss payees, as their interests may appear, with respect to the insurance on the Owner Cars. Such insurance may be placed through insurers who are Affiliates of Manager so long as the prices and terms thereof are consistent with the Services Standard and are comparable to those that could be obtained from unaffiliated insurers. Copies of policies or certificates of insurance with respect thereto shall be furnished promptly to Owner and the Indenture Trustee. If at any time the insurance maintained by Manager on the Owner Cars shall lapse or have limits lower than as described therein for whatever reason, Manager, promptly upon receipt of notice of the lapse of or decrease in such insurance coverage, shall give notice to Owner and the Indenture Trustee of the same. Manager shall also notify Owner and the Indenture Trustee promptly with respect to any default in the payment of any premium or of any other act or omission of Manager or of any other person of which Manager has knowledge that might invalidate, render unenforceable, result in a lapse of or reduce any insurance coverage on the Owner Cars maintained by Manager pursuant to this Agreement. Manager shall collect any amounts due from the insurers under such policies and deposit any such amounts in accordance with the terms of the Administration Agreement. Manager shall provide Owner with such reasonable assistance as Owner may request in any dealings that Owner may have with such insurers, including the pursuit of any claims under such policies. To the extent that Manager, consistent with the Services Standard, elects to maintain a self-insured retention against certain risks with respect to the Owner Cars, then upon the occurrence of a Casualty Occurrence or other applicable insurable event with respect to an Owner Car, Manager will, consistent with the Services Standard, pursue any appropriate claims, dispute any claims, or make all payments within the retention, as appropriate, and notify the Issuer when there is a loss. Manager shall notify Owner and the Indenture Trustee not later than forty-five (45) days prior to the implementation of any determination to increase any self-insured retention. Such notification shall describe any proposed increase in any self-insured retention. (b) Each insurance policy maintained by Manager pursuant to the provisions of this Section 5.6 shall (i) expressly provide that no cancellation or termination thereof or material change therein shall be effective unless at least thirty (30) days’ prior written notice shall have been given to the Owner and the Indenture Trustee in accordance with the terms of such policy, (ii) expressly provide that if such insurance shall be cancelled for any reason whatsoever, or if any substantial changes are made in the coverage that affect the interest of Owner, the Indenture Trustee (for the benefit of the Noteholders) as an additional insured or loss payee, or if such insurance shall be allowed to lapse for nonpayment of premium, such cancellation, change or

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 15 lapse shall not be effective as to Owner and any such other Person for thirty (30) days after receipt by the Owner and the Indenture Trustee of written notice from such insurers of such cancellation, change or lapse given in accordance with the terms of such policy, (iii) permit Owner or the Indenture Trustee to make payments to continue such insurance coverage upon notice of cancellation due to nonpayment of premium, and (iv) expressly provide that if such insurance shall not be renewed for any reason whatsoever, such insurers shall provide written notice of such nonrenewal to Owner and the Indenture Trustee prior to the expiration date of the policy. (c) All amounts expended by Manager (i) to obtain the insurance (or enforce the terms hereof), (ii) to satisfy any deductible or retention with respect to any policy of insurance covering the Owner Cars, or (iii) for any litigation, defense, settlement or other related costs or expenses that would otherwise be covered by any policy of insurance as though no self-insured retention existed, shall constitute Operating Expenses. (d) In the event that any insurance coverage required by this Section 5.6 or the limits, deductible amounts, or requirements thereof are not reasonably available and commercially feasible in the available insurance market, the Owner and the Indenture Trustee shall not unreasonably withhold their agreement to waive the requirement of such coverage, limits, deductible amounts, or requirements to the extent the maintenance thereof is not so available; provided, however, that (i) Manager shall have made a request for such waiver and shall have provided the Owner and the Indenture Trustee with written reports prepared by an independent insurance advisor certifying that such coverage, limits, deductible amounts, or requirements are not reasonably available and commercially feasible in the available insurance market for railcars similar to the Owner Cars and, where the required amount of coverage is not so available, certifying as to the maximum amount that is so available and (ii) any waiver granted pursuant to this clause shall be effective only during the period that the coverage, limits, deductible amounts, or requirements thereby waived are not reasonably available and commercially feasible in the available insurance market. (e) Notwithstanding anything contained herein to the contrary, for the purposes of this Section 5.6, liability insurance may include a self-insured retention of not more than [*****] per occurrence of liability exposure. The Manager hereby notifies the Indenture Trustee that, as of the Effective Date, the Manager shall maintain a self-insured retention of [*****]. Section 5.7 Taxes. Manager shall cause to be paid when due all local, state, federal and foreign personal property, sales or use taxes, license fees, assessments, charges, fines, interest and penalties (all such taxes, license fees, assessments, charges, fines, interest and penalties being hereinafter called “Impositions”) hereafter levied or imposed upon Owner or in connection with or measured by the possession, rental, use or operation of the Owner Cars other than (i) any Imposition that is required by law, rule or regulation or by a Lease to be paid by the User or a railroad, (ii) any federal, state or local tax calculated based on the taxable income of Manager and (iii) any

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 16 Excluded Expenses. Manager also shall cause all Owner Cars to be kept free and clear of all Impositions that might in any way affect the title of Owner or result in a lien (other than Permitted Encumbrances) upon any Owner Cars; provided, however, that Manager shall not be required to pay any Imposition of any kind so long as it is contesting such Imposition in good faith and by appropriate legal proceedings (and Manager agrees to contest those Impositions that are customary in normal railcar operations to contest) if the nonpayment thereof does not, in Manager’s reasonable opinion, adversely affect the title, property or rights of Owner or its assignees, and so long as otherwise in compliance with the obligations of Manager or Owner contained in the definition of Permitted Encumbrance in the Indenture. In the event any reports or returns with respect to Impositions are required to be filed, Manager will either cause such reports or returns to be prepared and filed in such manner as to show the interests of Owner in the Owner Cars or notify Owner of such requirements and cause such reports or returns to be prepared and filed in such manner as shall be reasonably satisfactory to Owner. All amounts expended by Manager pursuant to and in accordance with this Section 5.7 shall constitute Operating Expenses and shall be paid in accordance with the terms of the Indenture. Section 5.8 Compliance with Law; Optional Modification. Manager, at Owner’s expense, shall, consistent with the Services Standard, cause the Owner Cars to comply, and each Lease in existence as of or entered into or renewed after the Closing Date shall require the User thereunder to comply, in all respects with (i) all applicable laws and rules and regulations of the Regulatory Authorities and (ii) any standard, requirement or term of doing business with or utilizing the services of a Class I Railroad if the Owner or the Manager on the Owner’s behalf elects to comply with such standard, requirement or term. The Manager shall, at Owner’s expense, make all Required Modifications to the Owner Cars as and when required by the Indenture; provided, however, that Manager, in good faith, shall be entitled to contest the validity or application of any such law, rule or regulation that it would have contested if the affected Owner Car had been an Other Railcar, in any reasonable manner that does not, in the opinion of Manager, adversely affect the property or rights of Owner, or to permit a User under a Lease to so contest in accordance with the applicable Lease, and in any case subject to the related requirements concerning “Required Modifications” as defined and set forth in the Indenture. All amounts expended by Manager pursuant to and in accordance with this Section 5.8 shall constitute Operating Expenses and shall be paid in accordance with the terms of the Indenture. Manager shall grant a User its consent to make Optional Modifications to the Owner Cars only in accordance with Section 5.04(v)(ii) of the Indenture. Section 5.9 Licenses. Manager shall apply for and use reasonable efforts to acquire, on behalf of and at Owner’s expense, all licenses, certificates and permits required by Owner in order for it to conduct its business relating to the Owner Cars. All amounts expended by Manager pursuant to and in accordance with this Section 5.9 shall constitute Operating Expenses.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 17 Section 5.10 Transportation. When applicable, Manager shall, consistent with the Services Standard, cause the Owner Cars to be transported to required destination points under the related Leases and, upon the termination or expiration of such Leases, to be gathered and stored at reasonable cost to the extent required. Manager shall be reimbursed by Owner for demurrage, switching, storage, and all other services similar to any of the foregoing in respect of the Owner Cars or the movement thereof, including those rendered in connection with the return provisions in any Lease, in an amount equal to (a) the actual cost of such services if performed by a third Person on behalf of Manager or, (b) to the extent such services shall be performed by Manager or shall occur on tracks owned or leased by Manager, Manager’s cost of such services as determined in accordance with the procedures set forth in Section 5.16. All amounts expended by the Manager pursuant to this provision shall be Operating Expenses. Section 5.11 Records and Information. Manager shall maintain separate, complete and accurate records relating to the Owner Cars and all matters covered by this Agreement in the same form and to the same extent as Manager customarily maintains records in respect of the Other Railcars and consistent with the Services Standard. Manager shall, upon request of Owner, promptly deliver to Owner or its designee such records pertaining to the Owner Cars. Section 5.12 Owner Car Hire Relief. Manager shall have the authority to enter into arrangements with railroads with respect to the Owner Cars to grant car hire claim relief and to make equalization payments and all other adjustments with railroads on such terms and conditions as Manager reasonably deems appropriate. All costs incurred in connection therewith by the Manager pursuant to this provision shall be Operating Expenses. Section 5.13 Other Services. Manager shall be responsible for the provision of such other services incidental to the foregoing as may from time to time be required under the Leases or may be reasonably necessary in connection with the ownership, leasing and operation of the Owner Cars, including in compliance with the Owner’s obligations under the Indenture. In the event Manager is required or deems it necessary to retain services provided by outside counsel or other professionals to fulfill any of its obligations hereunder, Manager shall notify the Owner and the Indenture Trustee thereof, and the reasonable expense thereof shall be borne by Owner as Operating Expenses, unless Owner or the Indenture Trustee has objected to the retention of such counsel or other professionals. In the event Owner or the Indenture Trustee objects thereto and does not designate alternate counsel or other professionals reasonably acceptable to Manager, Manager shall not be required to fulfill such obligations, but Manager shall be relieved of such obligation

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 18 only to the extent that retaining such professional services is required or deemed necessary by the Manager in order to do so. Manager shall perform all obligations that are specifically identified in the Indenture as being performed by the Manager and shall use reasonable efforts to perform such obligations on behalf of the Owner or the Owner Cars, as the case may be. Section 5.14 Limitation on Authority. Manager shall not have any authority to do, as agent for Owner, any act or thing with respect to the Owner Cars unless authorized under this Agreement or pursuant to, or otherwise necessary in order for the Owner to comply with its obligations under, the Indenture. Section 5.15 Appraisals. The Manager will obtain an Appraisal of each Owner Car acquired by the Owner in accordance with Section 5.04(w) of the Indenture. Section 5.16 Performance of Maintenance and Other Services; Expenses. Maintenance and other services to be provided by Manager hereunder may be performed by Manager or other Persons as reasonably determined by Manager. For Maintenance and all other services provided under this Agreement by Manager (including the services provided pursuant to Section 5.5), Owner will pay or reimburse the same, as part of Operating Expenses, for (a) materials at Manager’s actual cost therefor and (b) labor at hourly rates established by Manager from time to time. Such hourly rates shall be based upon Manager’s direct costs of labor and shall include amounts for Manager’s plant or facility overhead based on Manager’s job cost system for allocating overhead. However, the hourly rates for labor that are in effect at any time shall not exceed the then current standard rates published by the AAR for such types of labor. The costs to Owner for Maintenance and other services performed by a third Person will be the charges therefor as invoiced by such third Person, without mark-up by Manager. Such third Person charges will be reviewed and audited by Manager on behalf of Owner. Section 5.17 Manager Advances. On each Determination Date, the Manager may, but shall not be obligated to, make a Manager Advance with respect to rental payments owing from a User under one or more Leases with respect to an Owner Car, for which the related User has not remitted payment; provided that: (i) the Manager, reasonably and in good faith, considers such amounts to be recoverable from the Lessee under the Lease and (ii) the aggregate amount of such Manager Advances outstanding at any point in time does not exceed an amount equal to the lesser of (x) fifty percent (50%) of the then unpaid balance of all of the Owner’s rental receivables which are delinquent (but less than sixty (60) days delinquent) and (y) one percent (1%) of the then aggregate Adjusted Value. Manager Advances shall bear interest at an annual rate of interest equal to [*****] per annum

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 19 and be repayable by the Owner, with such accrued interest, in accordance with the Flow of Funds under the Indenture. Section 5.18 Nonpetition Covenant. The Manager hereby agrees not to institute against the Owner, or join any other Person in instituting against the Owner, prior to the date which is one year and one day after the payment in full of all outstanding Equipment Notes and other Owner obligations the payment of which is secured or provided for under the Indenture, any action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States. This provision shall not be deemed to preclude the Manager from taking actions to protect its rights and interests in any such action or proceeding to the extent commenced by another party, which party is not an Affiliate of the Manager. SECTION 6. REPRESENTATIONS AND WARRANTIES. Section 6.1 Representations and Warranties of Owner and Manager Each of Owner and Manager represents and warrants to the other as follows as of the Effective Date: (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. It has all necessary entity power and authority and has taken all entity action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. (b) This Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium, marshalling or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. (c) Neither the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder nor the consummation of the transactions contemplated hereby will (i) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or permit the termination of, or constitute a default under, or cause the acceleration of the maturity of, any agreement, debt or obligations of any nature of it or to which it is a party or bound, (ii) require the consent of any party to any agreement, instrument or commitment to which it is a party or to which it or its properties is bound, (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Authority to which it is subject, or (iv) result in the creation of any lien, security interest or other encumbrance (other than Permitted Encumbrances) on its assets, which in the case of (i), (ii), (iii)

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 20 or (iv) would cause the transactions contemplated by this Agreement not to be consummated or that would have a material adverse effect on the business, financial condition or operations of the other party to this Agreement. (d) No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority is required to be made or obtained by it in connection with the execution, delivery and performance of this Agreement, the performance by it of its obligations hereunder or the consummation of the transactions contemplated hereby, the failure of which to have been made or obtained would have a material adverse effect on the ability of such party to perform its obligations hereunder, on the right, title or interest of Owner in the Owner Cars, or on the business, financial condition, or operations of any party to this Agreement. Section 6.2 Reserved. SECTION 7. REPORTS AND INSPECTION; OPERATING EXPENSES AND OTHER EXPENDITURES. Within forty-five (45) days after the end of each calendar month during the Management Term, Manager shall furnish Owner with a report itemizing, in reasonable detail, the amounts incurred by Manager as Operating Expenses during such month, as well as any other expenditures incurred on behalf of Owner during such month. Section 7.1 Monthly Reports. On each Determination Date, the Manager shall prepare the Monthly Report and deliver such report to the Owner and the Indenture Trustee. The Monthly Report shall include the information included in Exhibit C hereto. The Manager shall prepare and deliver on a timely basis the report set forth in Section 5.04(t) of the Indenture. Section 7.2 Inspection of the Owner Cars and Records. Owner or the Indenture Trustee shall have the right, at Owner’s expense, for their respective representatives to inspect the Owner Cars (subject to the terms of any applicable Lease), any records relating thereto, and the operations of Manager utilized in providing the services required of it hereunder, in all instances to the extent specified and subject to the terms and conditions of Section 5.04(u) of the Indenture. Section 7.3 Additional Information. Manager shall furnish such additional information as Owner or the Indenture Trustee may reasonably request from time to time in order to enable Owner to determine whether the covenants, terms and provisions of this Agreement have been complied with by Manager. Section 7.4 Financial Information.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 21 Manager will deliver to each of the Owner and the Indenture Trustee: (a) Annual Statements -- within one hundred twenty (120) days after the end of each fiscal year of Manager, two copies of: (i) consolidated balance sheets of Manager and its consolidated subsidiaries, at the end of such fiscal year, and (ii) consolidated statements of income, retained earnings and cash flows of Manager and its consolidated subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing, stating that such financial statements present fairly the financial condition of Manager and its consolidated subsidiaries and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; (b) Quarterly Statements -- within sixty (60) days after the end of each fiscal quarter of Manager, one copy of: (iii) consolidated balance sheets of Manager and its consolidated subsidiaries, at the end of such fiscal quarter; and (iv) consolidated statements of income, retained earnings and cash flows of Manager and its consolidated subsidiaries for the fiscal quarter and that portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the equivalent timeframe for the previous year. Section 7.5 Officer’s Certificates. With each set of financial statements delivered pursuant to Section 7.4, Manager will deliver to Owner an Officer’s Certificate stating that (a) the Authorized Officer signing such Officer’s Certificate has reviewed the relevant terms of this Agreement and has made, or caused to be made under such Person’s supervision, a review of the activities of Manager during the period covered by the statements then being furnished, (b) the review has not disclosed the existence of any Manager Termination Event or, if a Manager Termination Event exists, describing its nature and what action Manager has taken and is taking with respect thereto, and (c) on the basis of such review, the Authorized Officer signing such certificate certifies that during such period

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 22 Manager has fulfilled its duties hereunder in accordance with the terms of this Agreement, except as described in such Officers’ Certificate. SECTION 8. COMPENSATION AND REIMBURSEMENT OF MANAGER. Section 8.1 Compensation of Manager. As compensation to Manager for the performance of its services hereunder, Owner shall pay to Manager the Management Fee and charges for Operating Expenses. The Management Fee and charges for Operating Expenses shall be payable to Manager by Owner as follows, and in each case only to the extent that sufficient Available Collections Amounts are available therefor pursuant to the Flow of Funds: (a) on each Payment Date, the amount of Operating Expenses (including the Approved Excess Expenditure Amount) submitted by Manager to Owner on or prior to the last day of the calendar month immediately preceding the month in which such Payment Date occurs; (b) on each Payment Date, an amount equal to the Senior Portion of Management Fee for the calendar month immediately preceding the month in which such Payment Date occurs; (c) on each Payment Date, an amount equal to the Unapproved Excess Expenditure Amount submitted by Manager to Owner on or prior to the last day of the calendar month immediately preceding the month in which such Payment Date occurs; and (d) on each Payment Date, an amount equal to the Subordinate Portion of Management Fee for the calendar month immediately preceding the month in which such Payment Date occurs. Any of the amounts set forth in clauses (a) through (d) above that are not paid on any Payment Date shall be payable on the succeeding Payment Date to the extent that sufficient Available Collections Amount are available pursuant to the Flow of Funds. Section 8.2 Fees for Certain Parties and Management Fee. The “Management Fee” for each calendar month (or any portion thereof) shall be equal to the product of (i) [*****] and (ii) the aggregate amount of Collections, to the extent constituting rental payments from Users, collected by the Manager or the Lease Administrator on behalf of the Owner and deposited into the Collections Account during any calendar month (or portion thereof). Such Management Fee shall be composed of the Senior Portion of Management Fee and the Subordinate Portion of Management Fee. The Manager will pay the Owner’s allocable portion of the fees and expenses of the Lease Administrator, the Collateral Agent, and the Account Bank, as well as the compensation of the

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 23 Lease Administrator for its services to the Owner, in each case without the right of reimbursement from the Owner. Section 8.3 Operating Expenses. Manager shall be separately compensated for all costs specified by Manager and incurred by Manager in connection with the ownership, use, leasing or operation of the Railcars for services rendered on behalf of Owner pursuant to and in accordance with this Agreement (collectively, the “Operating Expenses”), including the following: (a) enforcement costs incurred pursuant to and in accordance with Section 5.4, (b) Maintenance costs incurred pursuant to and in accordance with Sections 5.5 and 5.16, (c) insurance costs incurred pursuant to and in accordance with Section 5.6, (d) the cost of Required Modifications made in accordance with Section 5.8 and (e) other specified costs incurred pursuant to and in accordance with Sections 4.4, 4.5, 5.7, 5.9, 5.10, 5.12, 5.13, 9.1 and 11. Manager shall notify Owner of such amounts in accordance with Section 7.1. For avoidance of doubt, Operating Expenses shall not include the costs of Optional Modifications. SECTION 9. LOSS, DAMAGE OR SALE OF OWNER CARS; REPLACEMENT OF OWNER CARS. Section 9.1 Loss or Damage. (a) If any Owner Car is rendered unusable as a result of any physical damage, and Manager obtains knowledge of such damage, then Manager shall in each Monthly Report after the date such Owner Car first becomes available for inspection by Manager, provide Owner with notice of such damage and the recommendation of Manager regarding whether the Manager would repair such Owner Car if such Owner Car were an Other Railcar. If (i) Manager would repair such Owner Car if it were an Other Railcar and (ii) Owner does not object in writing to such recommendation within ten (10) days after receipt of Manager’s recommendation, Manager shall cause such Owner Car to be repaired at Owner’s expense. In all other circumstances, Manager shall not repair such Owner Car. All amounts expended by Manager for Maintenance of the Owner Cars, after reduction of such amounts for maintenance payments actually received by Manager pursuant to the terms of any related Lease solely with respect to the Owner Cars, shall be Operating Expenses. (b) With respect to any Owner Car that Manager does not repair in accordance with clause (a) above, Manager is granted full power and authority, subject to the terms and conditions of the relevant Lease, to sell (or dispose of as scrap) on Owner’s behalf any such Owner Car that has been settled for under the rules of the AAR or settled with any insurer and Manager will effect such sale or disposition and take such other actions on behalf of Owner as necessary for Owner to comply with the relevant Lease, all in accordance with the Services Standard. Manager shall have no other obligation to Owner in respect of any such Owner Car following such sale or disposition other than to transfer, or cause Lease Administrator to transfer, to Owner all amounts Manager or Lease Administrator, as applicable, receives in respect of such

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 24 Owner Car from sources other than Owner. Owner agrees to execute all necessary powers of attorney and other documents evidencing such power and authority. Section 9.2 Sale. Manager, as attorney-in-fact for Owner, is granted full power and authority to sell any Owner Car on Owner’s behalf under any of the following circumstances, but in any such case consistent with the terms, limitations, requirements and conditions of the Indenture: (a) Such sale is authorized under, and is effected in accordance with the terms, conditions, limitations and requirements of Section 5.03(a) of the Indenture and is made to the User of such Owner Car pursuant to the terms of the related Lease; or (b) Owner consents to such sale. Manager shall not receive any sales charge, brokerage fee or commission in connection with any sale of an Owner Car. Manager shall direct the proceeds of any such sale to be paid directly to the Collections Account (in the case of a Scrap Value Disposition) or the Optional Replacement Account (in the case of all other Permitted Railcar Dispositions), as specified in the Indenture, to be thereafter administered in accordance with the provisions of the Indenture. Section 9.3 Replacement; Adding and Terminating Owner Cars. (a) In the event any Owner Car is subject to a Casualty Occurrence during the Management Term (other than a sale pursuant to Section 9.2), such Owner Car may, at the request of Owner, be replaced with one or more Qualifying Replacement Railcars in accordance with Section 5.03(b) of the Indenture. In the event of any replacement in accordance with this Section 9.3(a), the replacement railcar(s) shall thereafter be Owner Cars for all purposes of this Agreement in the place and stead of the replaced Owner Car. (b) Owner may, at its option and in all cases in conformity with Sections 5.03(c) and 5.03(a), respectively, of the Indenture, (i) add railcars as new Owner Cars subject to the terms of this Agreement or (ii) terminate railcars as Owner Cars subject to the terms of this Agreement. In connection with each such addition or deletion, Owner shall deliver to Manager a notice substantially in the form attached as Exhibit B hereto. From and after the effective date of each such notice (as set forth therein), the subject railcars shall or shall no longer, as the case may be, be Owner Cars under the terms of this Agreement. SECTION 10. TRANSACTIONS WITH AFFILIATES. Subject to compliance with the Services Standard, Manager may, directly or indirectly, enter into any transaction on behalf of Owner with Manager or any Affiliate of Manager; provided that the terms of such transaction are no less favorable to Owner than the terms that could be obtained from an independent third Person. In addition, Manager, consistent with the Services Standard

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 25 and the provisions of this Section 10, may enter into subservicing agreements with an Affiliate for the Owner Cars. Notwithstanding any subservicing agreement, Manager shall remain obligated and liable in accordance with the provisions of this Agreement, without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements. SECTION 11. RETURN OF OWNER CARS UPON EXPIRATION OF MANAGEMENT TERM. Upon the expiration or earlier termination of the Management Term, Manager, at its expense (which shall be treated as an Operating Expense), will deliver possession of each Owner Car then in its possession or control, but not subject to a Lease, to Owner upon such storage tracks within the continental United States that Manager is legally entitled to use and shall store the Owner Cars on such tracks for a period not exceeding ninety (90) days and transport the same at any time within such ninety (90) day period to any connecting carrier for shipment, all as directed by Owner upon not less than thirty (30) days prior notice to Manager. During any such storage period, Owner or any Person designated by it, including the authorized representative or representatives of any prospective purchaser of any such Owner Cars, may inspect such Owner Cars. SECTION 12. INDEMNIFICATION. Section 12.1 Indemnification By Owner. Owner shall defend, indemnify and hold Manager and its Affiliates (other than Owner) and the directors, officers, employees, and agents of each such Person (collectively, the “Owner Indemnified Persons”) harmless from and against any and all claims, actions, damages, losses, liabilities, costs or expenses (including reasonable attorneys’ fees) (each a “Claim”) incurred by or asserted against any such Owner Indemnified Person to the extent resulting or arising from any of the following: (a) any breach of or any inaccuracy in any representation or warranty made by Owner in this Agreement or in any certificate delivered pursuant hereto; (b) any breach of or failure by Owner to perform any covenant or obligation of Owner set out or contemplated in this Agreement; (c) the use, operation, possession, control, maintenance, repair or storage of the Owner Cars; (d) claims for injury to or death of persons, loss or damage to property (including the Owner Cars) and economic loss to Users or other third parties due to the unavailability for use of the Owner Cars; and (e) the negligence, recklessness or willful misconduct of Owner.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 26 No Claim pursuant to this Section 12.1 shall be paid to the extent that such Claim relates to ARI in its separate capacity as a Service Provider to Owner. Amounts required to be paid under this Section 12.1 and not paid shall not constitute a “claim” under Section 101(5) of the Bankruptcy Code until such time as Owner has funds available for such purpose in accordance with the Flow of Funds. Section 12.2 Indemnification by Manager. Manager shall defend, indemnify and hold Owner and its Affiliates (other than Manager) and the Indenture Trustee, for the benefit of the Noteholders and other parties to whom a payment obligation of the Owner is secured or provided for under the Indenture, and the directors, officers, employees and agents of each such Person (collectively, the “Manager Indemnified Persons”) harmless from and against any and all Claims incurred by or asserted against any such Manager Indemnified Person to the extent resulting or arising from any of the following: (a) any breach of or any inaccuracy in any representation or warranty made by Manager in this Agreement or in any certificate delivered pursuant hereto; (b) any breach of or failure by Manager to perform any covenant or obligation of Manager set out or contemplated in this Agreement; and (c) the negligence, recklessness or willful misconduct of Manager in performing its obligations under this Agreement. Nothing contained in this Section 12.2 shall limit any contractual rights that any Manager Indemnified Person may have against the Manager pursuant to the terms of this Agreement or any other Operative Agreement. Section 12.3 Claims Excluded. No Owner Indemnified Person or Manager Indemnified Person shall be indemnified, or held harmless from or against, nor exculpated from, any Claim under Section 12.1 or 12.2, respectively, to the extent caused by, or resulting or arising from, (i) such Person’s bad faith, willful misconduct, recklessness, gross negligence, or (ii) breach or failure to comply with or perform any obligation under this Agreement or any other Operative Agreements. Section 12.4 Third Person Claims. In the event any Person to be indemnified is entitled to indemnification hereunder based upon a claim asserted by a third Person, the indemnifying Person shall be given prompt notice thereof in reasonable detail; provided, however, the failure to give prompt notice shall not relieve the indemnifying Person of any liability hereunder, except to the extent the indemnifying Person is prejudiced by such failure. The indemnifying Person shall have the right (without prejudice to the right of any Person to be indemnified to participate at its expense through counsel of its own

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 27 choosing) to defend such claim at its expense and through counsel of its own choosing that is reasonably acceptable to the Person to be indemnified if the indemnifying Person gives notice of its intention to do so not later than twenty (20) days following its receipt of notice of such claim from the Person to be indemnified (or such shorter time period as is required so that the interests of the Person to be indemnified would not be materially prejudiced as a result of its failure to have received such notice from the indemnifying Person); provided, however, that if the defendants in any action shall include both an indemnifying Person and a Person to be indemnified and the Person to be indemnified shall have reasonably concluded that counsel selected by the indemnifying Person has a conflict of interest because of the availability of different or additional defenses to the Person to be indemnified, the Person to be indemnified shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the indemnifying Person. The indemnifying Person shall not have the power to bind the indemnified Person, without the indemnified Person’s prior written consent, which shall not be unreasonably withheld, with respect to any settlement pursuant to which anything is required other than the payment of money and then only to the extent that the indemnifying Person shall make full payment of such money. If the indemnifying Person does not so choose to defend any such claim asserted by a third Person for which the Person to be indemnified would be entitled to indemnification hereunder, then the Person to be indemnified shall be entitled to recover from the indemnifying Person, on a monthly basis, all of its reasonable attorneys’ fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. If the indemnifying Person assumes the defense of any such claim, the indemnifying Person will hold the Person to be indemnified harmless from and against any and all damages arising out of any settlement approved by such indemnifying Person or any judgment in connection with such claim or litigation. Notwithstanding the assumption of the defense of any claim by an indemnifying Person pursuant to this paragraph, the Person to be indemnified shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld or delayed). Notwithstanding anything to the contrary contained herein, an indemnifying Person will not be liable for any settlement of a claim effected without its prior written consent. Section 12.5 Cooperation. The indemnifying Person and the Person to be indemnified shall cooperate in furnishing evidence and testimony and in any other manner that the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss. The Person to be indemnified shall be entitled to reimbursement for out-of-pocket expenses reasonably incurred by it in connection with such cooperation. Except for fees and expenses for which indemnification is provided pursuant to Section 12.1 or 12.2, as the case may be, and as provided in the preceding sentence, each such Person shall bear its own fees and expenses incurred pursuant to this Section 12.5. Section 12.6 Survival.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 28 The indemnity obligations of the parties pursuant to this Section 12 (including obligations to indemnify against third Person claims made after the expiration or termination of the Management Term) shall survive forever the expiration or termination of the Management Term. SECTION 13. MANAGER TERMINATION EVENT; REMEDIES. Section 13.1 Manager Termination Event. The occurrence of any of the following events shall constitute a “Manager Termination Event” under this Agreement: (a) the Manager shall fail to make when due any payment or deposit required pursuant to the terms of this Agreement and such condition continues unremedied for thirty (30) days; (b) the Manager shall fail to carry and maintain (or cause to be carried and maintained) insurance with respect to the Owner Cars in accordance with the requirements of this Agreement for a period of more than thirty (30) days from the earlier to occur of (A) an Authorized Officer of the Manager obtaining actual knowledge of such failure and (B) receipt of written notice by an officer of Manager of such failure; (c) the Manager (a) commences a voluntary case under any applicable law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law, (b) consents to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Manager or for all or substantially all of the property and assets of the Manager or (c) effects any general assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they come due, voluntarily suspends payment of its obligations or becomes insolvent; (d) Manager shall breach any covenant (to the extent not otherwise addressed in this Section 13.1), agreement or statement made by the Manager in this Agreement or in any notice or other document, certificate or statement delivered by it pursuant hereto (including any Monthly Report) or in connection herewith or therewith, the breach or nonperformance of which is reasonably likely have a material and adverse effect on the Owner, including on the Owner’s ability to satisfy its obligations hereunder or under the Indenture, and (where capable of remedy) such defect has not been remedied within thirty (30) days of the earlier to occur of (A) an Authorized Officer of the Manager obtaining actual knowledge of such failure and (B) receipt of written notice by the Manager of such failure; (e) Manager shall breach any representation or warranty made by the Manager in this Agreement or in any notice or other document, certificate or statement delivered by it pursuant hereto (including any Monthly Report) or in connection herewith or therewith, the

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 29 breach of which is reasonably likely to have a material and adverse effect on the Owner and (where capable of remedy) such defect has not been remedied within thirty (30) days of the earlier to occur of (A) an Authorized Officer of the Manager obtaining actual knowledge of such failure and (B) receipt of written notice by the Manager of such failure; (f) a court having jurisdiction in respect of the Manager enters a decree or order for (a) relief in respect of the Manager under any applicable law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, (b) appointment of a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Manager or (c) the winding up or liquidation of the affairs of the Manager and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within sixty (60) days from entry thereof; (g) a final judgment or judgment for the payment of monies in an aggregate amount in excess of [*****] (or its equivalent in another currency) is rendered against the Manager and such judgment is not dismissed, bonded or fully satisfied within sixty (60) days without being contested in good faith and by appropriate proceedings; (h) the Manager shall cease to be actively engaged in the railcar leasing business, it being understood that if the Manager is performing railcar leasing services hereunder solely for the Owner such engagement alone would not constitute the Manager being so actively engaged in the railcar leasing business; or (i) the Consolidated Tangible Net Worth of the Manager and its Subsidiaries, measured as of the last day of any fiscal quarter, shall be less than [*****]. Section 13.2 Remedies Upon Manager Termination Event. (a) Upon the occurrence and during the continuation of any Manager Termination Event, Owner may and, if directed by the Indenture Trustee (acting at the direction of the Requisite Majority), shall (i) terminate the Management Term by notice to Manager and the Lease Administrator, which termination shall be effective as of the date of such notice or such later date as such notice may specify, (ii) proceed by appropriate court action to enforce performance by the Manager of this Agreement, or (iii) sue to recover actual direct damages (including lost rents but not including consequential damages) that result from a breach hereof. Manager shall bear Owner’s and Indenture Trustee’s costs and expenses, including reasonable attorney’s fees in securing such enforcement or damages or the transfer of management. In addition, Manager shall bear any associated costs of Owner or Indenture Trustee in (A) severing the prospective administration of Lease collections from the terms and conditions of the Administration Agreement and (B) with the transfer of Manager functions to a Successor Manager. Notwithstanding the provisions of clause (i) of this Section 13.2(a), the Manager or the Management Term may not be terminated, in whole or in part, in connection with an exercise of remedies hereunder unless a successor manager hereunder (a “Successor Manager”) has been

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 30 appointed by Owner (with the consent of the Indenture Trustee acting at the direction of the Requisite Majority except when an Affiliate of the Owner is appointed as described below) or the Indenture Trustee (acting at the direction of the Requisite Majority), and such Successor Manager has accepted such appointment. For the avoidance of doubt, it is understood that the foregoing limitation shall not be read or interpreted to affect the determination of the existence of any Event of Default under the Indenture relating to the failure to implement the appointment of a Successor Manager within a specified period of time following a Manager Termination Event. any Successor Manager shall be a Person that is engaged in the railcar leasing or management business that has a tangible net worth on the date of its appointment of not less than [*****] and shall be capable of performing the services under this Agreement. The Issuer may appoint any Affiliate of the Issuer as Successor Manager without the consent or direction of the Indenture Trustee, provided such Affiliate meets the requirements for serving as Successor Manager, as provided in this Agreement. Any Successor Manager, however appointed, shall execute and deliver to Owner, the Indenture Trustee and to the predecessor Manager an instrument accepting such appointment, including customary confidentiality provisions in favor of the predecessor Manager and Owner, and thereupon such Successor Manager, without further act, shall become vested with all the rights, powers, duties, responsibilities, obligations, and trusts of the predecessor Manager under this Agreement with like effect as if originally named the manager herein; provided that all liabilities of Manager to Owner, Indenture Trustee or any other indemnified party hereunder, contingent or otherwise, for damages incurred by Owner resulting from any uncured Manager Termination Event shall remain the liability of Manager until so cured, and the Successor Manager shall have no liability therefor. Upon the occurrence and during the continuation of any Manager Termination Event, Owner and the Indenture Trustee are authorized and empowered to execute and deliver, on behalf of Manager, as attorney-in-fact or otherwise, any and all documents and perform any and all other acts or things necessary or appropriate to effect the termination of Manager and the appointment of a Successor Manager. (b) Upon the occurrence and during the continuation of any Manager Termination Event and the termination of the Management Term as provided in Section 13.2(a) hereof, Owner may (i)(A) demand and be entitled to delivery of each Owner Car then in the possession or control of Manager, but not subject to a Lease, (and that the costs and expenses of assembly, delivery, storage and transportation of such Owner Cars in such case shall be at the expense of Manager, or otherwise payable or reimbursable to the Indenture Trustee in accordance with the Indenture) or (B) enter upon any premises where such Owner Cars not subject to a Lease may be located and take possession of them free from any rights of Manager and (ii) demand and be entitled to receive copies of all of Manager’s records regarding Owner Cars. Manager (x) agrees to cooperate fully with Owner in connection with the transfer of Manager’s rights and duties hereunder to a third Person and (y) expressly waives any and all claims against Owner and the Indenture Trustee for damages of whatever nature arising out of or resulting from the termination of Manager’s management rights as to the Owner Cars as properly permitted hereunder. With respect to any Owner Car that is subject to a Lease on the date on which the Management Term is terminated, the Manager shall provide to the Owner and Indenture Trustee a report regarding the expected termination date of such Lease and the return location for each such Owner Car.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 31 (c) The terminated Manager shall immediately deliver to the Collections Account maintained for the benefit of Owner and Indenture Trustee under the Indenture any funds that are required to be delivered pursuant to this Agreement and all related documents and statements held by it hereunder, and Manager shall account for all such funds and shall execute and deliver all such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the Successor Manager all rights, powers, duties, responsibilities, obligations and liabilities of Manager hereunder as provided in clause (a) above. Section 13.3 Remedies Cumulative. Each and every right, power and remedy herein specifically given to Owner and Manager shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law or in equity, and each and every right, power and remedy may be exercised from time to time and simultaneously and as often and in such order as may be deemed expedient by Owner or Manager, as the case may be. All such rights, powers and remedies shall be cumulative, and the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of Owner or Manager, as the case may be, in the exercise of any such right, power or remedy and no extension of time for any payment due hereunder shall impair any such right, power or remedy or shall be construed to be a waiver of any default or an acquiescence therein. Any extension of time for payment hereunder or other indulgence duly granted by Owner or Manager, as the case may be, shall not otherwise alter or affect the respective rights and obligations of Owner or Manager, as the case may be. The acceptance of any payment by any Person after it shall have become due hereunder shall not be deemed to alter or affect the respective rights of Owner or Manager or respective obligations of Owner or Manager, as the case may be, with respect to any subsequent payments or defaults hereunder. Section 13.4 Merger or Sale. Any Person into which Manager may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which Manager shall be a party, or any Person to which substantially all the leasing business of Manager may be transferred, shall, so long as no Manager Termination Event is then continuing or would result from such transaction, be the Manager under this Agreement without any further act. Any successor Person resulting from such transaction shall deliver to Owner an agreement, in form and substance reasonably satisfactory to Owner, that is a legal, valid, binding and enforceable assumption by such successor Person, of the due and punctual performance and observance of each covenant and condition of Manager under this Agreement. In addition, any such successor Person of ARI, as Manager, shall continue to be an Affiliate of the Lease Administrator or the responsibilities of the Lease Administrator shall be transferred to such successor Person or its Affiliate. SECTION 14. FORCE MAJEURE. Neither party hereto shall be deemed to be in breach or in violation of this Agreement if such Person is prevented from performing any of its obligations hereunder for any reason beyond its

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 32 reasonable control, including acts of God, riots, strikes, fires, storms, wars, terrorism, insurrections, or public disturbances, or any regulation of any Federal, state or local government or any agency thereof. SECTION 15. ENTIRE AGREEMENT; MODIFICATION AND WAIVER. This Agreement (including the recitals herein and any schedules or exhibits hereto, each of which is an integral part of this Agreement) sets forth the entire agreement and understanding between Owner and Manager with respect to the subject matter hereof. This Agreement may be amended, modified or waived only by a written instrument signed by the Manager and the Owner and with the prior written consent of the Indenture Trustee, acting at the direction of the Requisite Majority and, except to the extent such amendment, modification or waiver could not be reasonably be expected to materially and adversely affect the performance by the Manager of its obligations under this Agreement, only after the Rating Agency Confirmation has been obtained with respect to any such amendment, modification, or waiver. Failure of a party to enforce one or more of the provisions of this Agreement or to exercise any option or other rights hereunder or to require at any time performance of any of the obligations hereof shall not in any manner be construed (a) to be a waiver of such provisions by such party, (b) to affect the validity of this Agreement or such party’s right thereafter to enforce each and every provision of this Agreement, or (c) to preclude such party from taking any other action at any time that it would be legally entitled to take. SECTION 16. COMMUNICATIONS. All notices, requests, demands, consents, approvals, reports, statements and other communications under this Agreement shall be in writing and shall be deemed to have been given (a) upon receipt when delivered by hand, overnight delivery service or facsimile transmission with respect to which receipt has been acknowledged or (b) three (3) Business Days after mailing, by registered or certified mail, postage prepaid, return receipt requested, and addressed to the party for whom intended at the following addresses or such changed address as such parties may have fixed by notice: To Manager: American Railcar Industries, Inc. 100 Clark Street St. Charles, Missouri 63301 Attention: Treasurer Telephone No.: (636) 940-6000 Telecopy No.: (636) 940-6044 To Owner:

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 33 Longtrain Leasing III, LLC 100 Clark Street St. Charles, Missouri 63301 Attention: Treasurer Telephone No.: (636) 940-6000 Telecopy No.: (636) 940-6044 with a copy to: Icahn Associates Corp. 767 Fifth Avenue 47th Floor New York, New York 10153 Attention: Legal Department Telephone No.: (212) 702-4329 Telecopy No.: (212) 688-1158 To Indenture Trustee: At the address specified in the Indenture provided, however, that any notice of change of address of any party shall be effective only upon receipt. SECTION 17. CONSTRUCTION AT OWNER’S EXPENSE. Any action required to be performed by Manager at Owner’s expense pursuant to this Agreement (a) shall be performed at Manager’s cost without markup (since the amount of the Management Fees were determined on that basis) and (b) shall only be required to be performed by Manager if Owner pays or adequately provides the Manager assurance of amounts for the reimbursement of such cost (which shall include the existence of a Required Expense Reserve deposit allocable for such purpose) before Manager is required to make any payments to third parties with respect thereto. SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN. SECTION 19. SEVERABILITY. Any provision of this Agreement that may be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 34 without invalidating the remaining provisions hereof so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner adverse to any party. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect. In addition, in the event of any such prohibition or unenforceability, the parties agree that it is their intention and agreement that any such provision that is held or determined to be prohibited or unenforceable, as written, in any jurisdiction shall nonetheless be in force and binding to the fullest extent permitted by the law of such jurisdiction as though such provision had been written in such a manner and to such an extent as to be enforceable therein under the circumstances. SECTION 20. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. For the avoidance of doubt, the parties hereto agree that from and after the date that any Person assumes the performance and observance of each covenant and condition of Manager hereunder or otherwise succeeds Manager in accordance with the terms of this Agreement, such successor Person shall be Manager hereunder and the predecessor Person shall no longer be Manager hereunder, and such predecessor Person shall no longer be subject to the terms, provisions, covenants and conditions applicable to Manager hereunder. SECTION 21. THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person; provided, that the Indenture Trustee, both pursuant to express provisions hereof granting it direct rights, and as collateral assignee of the Owner pursuant to the Indenture and the status of this Agreement as an Assigned Agreement thereunder (provided that its rights as collateral assignee hereof may only be exercised upon the occurrence and during the continuation of an Event of Default under the Indenture), shall be such an express third party beneficiary of Owner’s rights hereunder. SECTION 22. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. SECTION 23. CONSENT TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST OWNER OR MANAGER ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 35 COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK AND OWNER AND MANAGER EACH WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, OWNER AND MANAGER EACH IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. OWNER AND MANAGER EACH IRREVOCABLY APPOINTS AND DESIGNATES ICAHN ASSOCIATES CORP., HAVING AN ADDRESS AT 767 FIFTH AVENUE, NEW YORK, NEW YORK 10153, ATTENTION: LEGAL DEPARTMENT, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS, AND OWNER AND MANAGER EACH AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. OWNER AND MANAGER EACH SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, OWNER OR MANAGER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE OTHER PARTY HERETO AND SHALL PROMPTLY DELIVER TO THE OTHER PARTY HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT. SECTION 24. LIMITATION ON LIABILITY; NONRECOURSE. Notwithstanding anything in this Agreement to the contrary, none of Manager’s Affiliates shall have any liability with respect to, and Owner expressly waives, releases and agrees not to sue for, any special, indirect or consequential, and, to the extent permitted under applicable law, punitive damages suffered by Owner or any other Person in connection with any breach or default hereunder by Manager. This Agreement is solely and exclusively between Manager and Owner and any obligations of Manager created herein shall be the sole obligations of Manager, and Owner shall not have recourse to any of Manager’s Affiliates for the performance of Manager’s obligations hereunder, unless such obligations are expressly assumed in writing by the Person against whom recourse is sought. ARI or any successor thereto shall be acting hereunder solely in its capacity as Manager. In addition, Manager expressly agrees and acknowledges that the payment obligations of Owner to Manager hereunder are special, limited obligations of Owner, secured by and payable solely from the Collateral as and to the extent provided for in the Indenture. Owner shall not be obligated to pay such obligations from any other source. SECTION 25. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 36 CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITIES DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF. SECTION 26. NO BANKRUPTCY PETITION. The Manager will not, prior to the date that is one year and one day after the payment in full of all Obligations and other amounts owing pursuant to the Indenture, institute against the Owner or join any other Person in instituting against the Owner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of any applicable jurisdiction. This provision shall not be deemed to preclude the Manager from taking actions to protect its rights and interests in any such action or proceeding to the extent not commenced by the Manager or commenced against the Owner by another party. This Section 26 shall survive the termination of this Agreement. [Signature page follows]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. IN WITNESS WHEREOF, the parties hereto have executed this Railcar Management Agreement as of the date first above written. LONGTRAIN LEASING III, LLC By: American Railcar Industries, Inc., its sole member By: Name: Luke M. Williams Title: Senior Vice President, Chief Financial Officer and Treasurer AMERICAN RAILCAR INDUSTRIES, INC. By: Name: Luke M. Williams Title: Senior Vice President, Chief Financial Officer and Treasurer